WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                         ATLANTIC PHARMACEUTICALS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                          Void after November 22, 2001

            THIS CERTIFIES THAT, for value received, Dian Griesel ("Holder") is entitled to purchase, on the terms hereof, Twenty Four Thousand (24,000) shares of Common Stock (as adjusted pursuant to Sections 3 and 4 hereof, the "Shares") of Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

            The following terms shall apply to this Warrant:

            1. Term of Warrant. Subject to the terms and conditions set forth herein, the term of this Warrant shall commence and this Warrant shall be exercisable for the Shares, commencing on the date hereof and expiring at 5:00 p.m. Pacific Standard Time on November 22, 2001.

            2. Exercise Price: Number of Shares. The exercise price ("Exercise Price") at which this Warrant may be exercised shall be Seven Dollars ($7.00), as adjusted from time to time pursuant to Section 4 hereof. The number of shares of Common Stock for which this Warrant is initially exercisable is Twenty Four Thousand (24,000) shares of Common Stock, which number is subject to adjustment pursuant to Sections 3 and 4 of this Warrant.

            3. Exercise and Vesting.

                   3.1. Exercise of Warrant. Subject to the terms of Sections 1 and 32 hereof, the purchase rights represented by this Warrant are exercisable by Holder during the term hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by payment to the Company, by check or wire transfer of an amount equal to the then applicable Exercise Price multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to Holder hereof as soon as possible and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to Holder hereof as soon as possible.

                  3.2 Vesting of Warrant.

                        (a) From the issuance hereof until and including May 21, 1997, the purchase rights represented by this Warrant are exercisable only as to Eight Thousand (8,000) shares of Common Stock.

                        (b) From and including May 22, 1997 until and including November 21, 1997, the purchase rights represented by this Warrant are exercisable only as to Sixteen Thousand (16,000) shares of Common Stock.

                        (c) From November 22, 1997 until the expiration of this Warrant, the purchase rights represented by this Warrant are exercisable as to Twenty Four Thousand (24,000) shares of Common Stock.

                        (d) Notwithstanding the foregoing subdivisions of this
Section 3.2, in no event shall any of the shares vest after termination of the Letter Agreement, as defined in Section 13 hereof.

            4. Certain Adjustments.

                  4.1. Adjustments for Splits, Subdivisions, Recapitalizations and other Combinations. In case the Company shall (i) pay a dividend in Common Stock or make a distribution in the form of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue by reclassification of its Common Stock other securities of the Company, or (v) take any other action, the effect of which is to reclassify or reorganize the outstanding shares of Common Stock into a different number of shares or class of securities, the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made with respect to this Section 4.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant shares so purchasable immediately thereafter. Except as provided above, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of this Warrant or upon the exercise of this Warrant.

                  4.2. Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had


                                       2.

been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of the Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant; provided, however, that the aggregate purchase price shall not be adjusted.

                  4.3. Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth:

                        (a) Such adjustments and readjustments;

                        (b) The purchase price at the time in effect; and

                        (c) The number of Shares and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

            5. Fractional Stock. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

            6. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

            7. Restrictions on Transfer.

      Unless the issuance of the Shares has been registered under the Securities Act of 1933, as amended (the "1933 Act"):

                  (a) this Warrant and any Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except: (i) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Shares may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities; or (ii) to any person upon the delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees;

                  (b) upon exercise of any of the Warrants and the issuance of any of the Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend, insofar as is consistent with California law, as well as any other legends necessary to comply with applicable state and federal laws for the issuance of such shares:


                                       3.

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION; ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

            8. Rights as Stockholders; Information. Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders or at any meeting thereof, or to receive notice of meeting, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

            9. Net Issuance.

                  (a) Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 9(a) at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (1) the aggregate Exercise Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (2) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined). No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

                  (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection
(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective


                                       4.

upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

                  (c) Determination of Fair Market Value. For purposes of this
Section 9(c), "fair market value" of a share of Common Stock or a Converted Warrant Share, as the case may be, as of a particular date (the "Determination Date") shall mean:

                        (i) If traded on a securities exchange or on Nasdaq, the fair market value of the Common Stock shall be deemed to be the closing price of the Common Stock on such exchange on the business day prior to the Determination Date;

                        (ii) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the closing price of the Common Stock on the business day prior to the Determination Date; and

                        (iii) If there is no public market for the Common Stock, then fair market value shall be determined by the Board of Directors of the Company; provided, however, that if the Holder shall not agree with the fair market value determined by the Board, the Company shall engage an investment banker of national reputation (or such other party as shall be mutually acceptable to the parties) to determine the fair market value. If the valuation of the investment banker is less than the value determined the Board of Directors or does not exceed such valuation by 10%, the expenses of the valuation shall be borne by the Holder. If the valuation of the investment banker is greater than the value determined by the Board of Directors by more than 10%, the expenses of such valuation shall be borne by the Company.

            10. Transfers and Exchanges. This Warrant may not be transferred in whole or in part by the Holder without the prior written consent of the Company. All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of shares.

            11. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns.

            12. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

            13. Letter Agreement. This Warrant is issued pursuant to the Letter of Agreement (the "Letter Agreement"), dated as of November 22, 1996, between the Company and The Investor's Relationship Group, Inc. The issuance of this Warrant shall not be construed to indicate that an employment or consulting relationship exists between the Company and Holder, except to the extent set forth in the Letter Agreement.

            14. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.


                                       5.

            15. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

            16. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with New York law as such laws are applied to agreements which are entered into solely between New York residents and are to be performed entirely within that state.


Dated:                                 ATLANTIC PHARMACEUTICALS, INC.
      -----------------


                                       By: /s/ Jon D. Lindjord
                                           --------------------------------
                                           Jon D. Lindjord
                                           President and Chief Executive Officer


Dated:                                 ------------------------------------
      -----------------                Dian Griesel, Ph.D.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:  Atlantic Pharmaceuticals, Inc.

      1. The undersigned hereby elects to purchase______ shares of Common Stock of Atlantic Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase of such shares in full.

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                       -------------------------------
                                                  (Name)



                                       -------------------------------
                                                  (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                       HOLDER


                                       By:
                                           -------------------------------


                                       Its:
                                           -------------------------------



Dated:
      -------------